ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Disclosure Text Block [Abstract]
ASSETS HELD FOR SALE

4. assets held for sale

The following is a summary of the major items of assets and liabilities classified as held for sale as at December 31, 2018:

(MILLIONS)	Total
Assets
Cash and cash equivalents	$8
Restricted cash	47
Trade receivables and other current assets	28
Property, plant and equipment, at fair value	749
Goodwill	22
Other long-term assets	66
Assets held for sale	$920
Liabilities
Current liabilities	$23
Non-recourse borrowings	360
Other long-term liabilities	150
Liabilities directly associated with assets held for sale	$533

A revaluation of the property, plant, and equipment associated with the disposal groups discussed below was performed immediately prior to classification as held for sale in accordance with our accounting policy election to apply the revaluation method. The cumulative amount recognized in other comprehensive income relating to limited partners’ equity for the assets held for sale is $21 million.

Brookfield Renewable continues to consolidate and recognize, in the consolidated statements of income (loss), consolidated statements of comprehensive income, and the consolidated statements of cash flows, the revenues, expenses and cash flows associated with assets held for sale. Non-current assets classified as held for sale are not depreciated.

South Africa Portfolio

In July 2018, Brookfield Renewable, along with its institutional partners, entered into an agreement to sell its controlling interest in a 178 MW wind and solar portfolio in South Africa (“South Africa Portfolio”) for a total consideration of ZAR 2,031 million (approximately $166 million – Brookfield Renewable’s share totaling approximately $50 million). The transaction is subject to closing conditions, including regulatory and lender approvals. Brookfield Renewable holds a 31% economic interest and 100% voting interest in the South Africa Portfolio. The proportionate amount of consideration attributable to the institutional partners upon the closing of the transaction approximates their economic interest in the South Africa Portfolio. Each of the project entities included in the South Africa Portfolio contain additional non-controlling economic interest ranging between 30% and 49%.

Thailand Portfolio

In December 2018, Brookfield Renewable, along with its institutional partners, entered into an agreement to sell its controlling interest in a 40 MW solar portfolio in Thailand (“Thailand Portfolio”) for a total consideration of THB 3,070 million (approximately $95 million – Brookfield Renewable’s share totaling approximately $29 million). The transaction is subject to the satisfaction of closing conditions. The proportionate amount of consideration attributable to the institutional partners upon the closing of the transaction approximates their economic interest in the Thailand Portfolio. Brookfield Renewable holds a 31% economic interest and 100% voting interest in the Thailand Portfolio.

Malaysia Portfolio

In December 2018, Brookfield Renewable, along with its institutional partners, entered into an agreement to sell its controlling interest in a 19 MW solar portfolio in Malaysia (“Malaysia Portfolio”) for a total consideration of MYR 154 million (approximately $37 million – Brookfield Renewable’s share totaling approximately $11 million). The transaction is subject to the satisfaction of closing conditions. Brookfield Renewable holds a 31% economic interest and 100% voting interest in the Malaysia Portfolio. The proportionate amount of consideration attributable to the institutional partners upon the closing of the transaction approximates their economic interest in the Malaysia Portfolio. Each of the project entities included in the Malaysia Portfolio contain additional non-controlling economic interest ranging between 5% and 49%.